SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event) May 9, 2003


                       NEW YORK REGIONAL RAIL CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                            000-28583            13-3081571
-------------------                -------------        --------------
(State or Other                    (Commission         (I.R.S. Employer
 Jurisdiction of                    File Number)         Identification
     Incorporation)                                                No.)


                  4302 First Ave., Brooklyn, NY,                11232
       -------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


                                  718-788-3690
                               ------------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5. OTHER EVENTS

         NYRR Announces Adverse Ruling of the Surface Transportation Board

         Today, May 9, 2003, the Surface Transportation Board ("STB")granted the request of the City of New York's Economic Development Corporation for adverse abandonment of tracks and facilities, inclusive of the float bridge at Bush Terminal in Brooklyn, NY. The Company reported revenue of $5,431,871 for the year ended December 31, 2002. Of such revenue approximately $786,000 was attributable to the use of its Bush Terminal facility in Brooklyn, NY.

         The Company's operations in Brooklyn will continue until the effective date of the abandonment. The Company, while very disappointed with the decision, will withhold any additional comment until a written decision has been issued.

         The Company's local operations in New Jersey, its shipside and dockside delivery, as well as its service to the Redhook Brooklyn cocoa port, will not be affected by the STB's adverse decision.

         The Company has submitted for approval a "Vendex" application required for negotiations with the City of New York's Economic Development Corporation for use of the City's floatbridge facilities at the newly constructed 65th Street Rail Yard. If successful in these negotiations, today's ruling should have only a minor impact on the Company revenue.


"Safe Harbor Statement" Under the Private Securities Litigation Reform Act of 1995 Investors are cautioned that certain statements contained in this release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements are statements that are predictive in nature, depend upon or refer to future events or conditions, and may include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates", or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by management, are generally forward-looking statements as defined by the Act. Forward-looking statements are based upon current expectations and projections about future events and are subject to risks, uncertainties, and assumptions. These statements are not assurances of future performance and the Company undertakes no obligation to update these statements.



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                                   SIGNATURES


In accordance with with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           New York Regional Rail Corp.



Dated: May 9, 2003                         /s/ Wayne A. Eastman, Jr.
                                           --------------------------
                                               Wayne A. Eastman, Jr.
                                               President